Prospectus Supplement NT International Small-Mid Cap Fund
Supplement dated January 12, 2022 ■ Prospectus dated April 1, 2021

NT International Small-Mid Cap Fund will be renamed International Small-Mid Cap Fund. Effective April 1, 2022, all references to NT International Small-Mid Cap will be replaced with International Small-Mid Cap.

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